Investments	12 Months Ended
Dec. 31, 2021
Financial Instruments [Abstract]
Investments	Investments
As at December 31, 2021 and 2020, the Company had the following investments:

	2021	2020
Investment in PrairieSky Royalty Ltd.	$309	$228
Investment in Inter Pipeline Ltd.	—	77
	$309	$305
INVESTMENT IN PRAIRIESKY ROYALTY LTD.
The Company’s investment of 22.6 million common shares of PrairieSky Royalty Ltd. ("PrairieSky") does not constitute significant influence, and is accounted for at fair value through profit or loss, measured at each reporting date. As at December 31, 2021 the market price per common share was $13.63 (December 31, 2020 – $10.09; December 31, 2019 – $15.23). As at December 31, 2021, the Company’s investment in PrairieSky was classified as a current asset. PrairieSky is in the business of acquiring and managing oil and gas royalty income assets through indirect third-party oil and gas development.
The (gain) loss from the investment in PrairieSky was comprised as follows:

	2021	2020	2019
(Gain) loss from investment	$(81)	$117	$55
Dividend income	(7)	(9)	(17)
	$(88)	$108	$38
INVESTMENT IN INTER PIPELINE LTD.
During 2021, in accordance with a third-party offer to purchase, the Company elected to take total cash proceeds of $128 million, or $20.00 per common share, in exchange for its 6.4 million common share investment in Inter Pipeline Ltd ("Inter Pipeline"). The Company's investment did not constitute significant influence, and was accounted for at fair value through profit or loss, measured at each reporting date. The market price per common share as at December 31, 2020 and December 31, 2019 was $11.87 and $22.54, respectively.
The (gain) loss from the investment in Inter Pipeline was comprised as follows:

	2021	2020	2019
(Gain) loss from investment	$(51)	$68	$(21)
Dividend income	(2)	(5)	(11)
	$(53)	$63	$(32)